UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2014 (April 17, 2014)

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) People’s United Financial, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on April 17, 2014.

(b) There were 310,232,232 shares of common stock entitled to vote at the Annual Meeting, of which 255,735,869 shares were present in person or by proxy. Shareholders voted on the following matters at the Annual Meeting:

1. Election of eight directors. The results of the election of the eight nominees for director are indicated below.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John P. Barnes	189,036,421	8,796,973	57,902,475
Collin P. Baron	177,375,329	20,458,065	57,902,475
Kevin T. Bottomley	188,964,785	8,868,609	57,902,475
John K. Dwight	192,277,256	5,556,138	57,902,475
Janet M. Hansen	192,607,603	5,225,791	57,902,475
Richard M. Hoyt	190,645,881	7,187,513	57,902,475
Nancy McAllister	193,054,180	4,779,214	57,902,475
Mark W. Richards	192,192,523	5,640,871	57,902,475

There were no abstentions with respect to the election of the eight nominees for director.

2. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. The Company’s shareholders gave advisory approval of the compensation of the Company’s named executive officers. A total of 178,217,950 votes were cast for the proposal, 17,511,665 votes were cast against the proposal; and 2,103,779 shares abstained from voting on the proposal. There were 57,902,475 broker non-votes with respect to the proposal.

3. Vote on approval of 2014 Long-Term Incentive Plan. Holders of a majority of the Company’s shares present in person or by proxy at the Annual Meeting voted to approve the Company’s 2014 Long-Term Incentive Plan. A total of 157,705,249 votes were cast for the proposal; 38,353,132 votes were cast against the proposal; and 1,775,013 shares abstained from voting on the proposal. There were 57,902,475 broker non-votes with respect to the proposal.

4. Vote on approval of amendments to Directors’ Equity Compensation Plan. Holders of a majority of the Company’s shares present in person or by proxy at the Annual Meeting voted to approve the proposed amendments to the Company’s Directors’ Equity Compensation Plan. A total of 182,460,756 votes were cast for the proposal; 13,264,415 votes were cast against the proposal; and 2,108,223 shares abstained from voting on the proposal. There were 57,902,475 broker non-votes with respect to the proposal.

5. Ratification of appointment of KPMG LLP as independent registered public accounting firm for 2014. A total of 252,338,284 votes were cast for the proposal; 1,757,332 votes were cast against the proposal; and 1,640,253 shares abstained from voting on the proposal. There were no broker non-votes with respect to the proposal.

(c) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: April 18, 2014	By:	/s/ Eric J. Appellof
(Signature)

	Name:	Eric J. Appellof
	Title:	Assistant Secretary

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